Prepaid Expenses and Other Current Assets and Other Current Liabilities - Other Liabilities (Detail) - USD ($) $ in Thousands	Sep. 26, 2015	Dec. 27, 2014	Dec. 28, 2013
Balance Sheet Related Disclosures [Abstract]
Accrued payroll and bonuses	$ 2,701	$ 1,814	$ 1,395
Current portion of deferred revenues	1,686	1,759	1,102
Accrued legal and other professional fees	1,116	1,655	120
Accrued interest	751	749	741
Other accrued liabilities	803	918	1,424
Total	$ 7,057	$ 6,895	$ 4,782